Other Receivables (Tables)	12 Months Ended
Dec. 31, 2025
Other Receivables [Abstract]
Schedule of Other Receivables

Other receivables consist of the following:

	December 31, 2025	December 31, 2024
Other receivables
Advances for operational purpose[1]	$2,052	$2,942,424
Lending – non-interest-bearing	-	24,249
VAT receivables	399,818
Others	-	12,697
Provision for credit loss	(2,052)	(25,988)
Exchange rate effect	11,053	369
Total Other receivables	$410,871	$2,953,751

1.	As of December 31, 2024, the Company had entered into contracts with Ningbo Luxiang Logistics Co., LTD. and Ningbo Zhongjin International Logistics Co., LTD. for amounts of $1,640,236 and $1,248,126, respectively. In December 2024, both agreements were terminated due to the suppliers’ inability to continue providing services. The Company fully recovered the related other receivables of $1,640,236 and $1,248,126 in 2025, respectively.